SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 1, 2018.

MFS® Lifetime® 2035 Fund

Effective immediately, the following is added just after the table in the section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information":
As of April 1, 2018, the fund's approximate target allocation among the Specialty Funds is expected to be:
Specialty Funds:	8.5%
MFS Commodity Strategy Fund	4.3%
MFS Global Real Estate Fund	4.3%
All percentages are rounded to the nearest tenth of a percent. As a result, the sum of the target underlying fund allocations in each asset class may not equal the target asset class allocations for such asset class, and the target asset class and underlying fund allocations presented in the table may not total 100%.

Effective immediately, the following is added just after the second table in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks":
Following is the list of the Specialty Funds and what their approximate associated target weightings are expected to be as of April 1, 2018:
Specialty Funds:	8.5%
MFS Commodity Strategy Fund	4.3%
MFS Global Real Estate Fund	4.3%
All percentages are rounded to the nearest tenth of a percent.  As a result, the sum of the target underlying fund allocations in each asset class may not equal the target asset class allocations for such asset class, and the target asset class and underlying fund allocations presented in the table may not total 100%.
Effective March 29, 2018, the section entitled "MFS Absolute Return Fund" under the main heading "Appendix B – Description of Underlying Funds" is deleted in its entirety.

1033222                                                                      L35-SUP-I-020118